SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12
ENGINEERED SUPPORT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF THE ANNUAL MEETING OF
THE SHAREHOLDERS OF
ENGINEERED SUPPORT SYSTEMS, INC.

St. Louis, Missouri
February 1, 2003

To the Shareholders of
Engineered Support Systems, Inc.:

      The Annual Meeting of the Shareholders of Engineered Support Systems, Inc. will be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 4, 2003 at 10:00 a.m., local time, for the purpose of considering and voting upon the following matters:

  The election of five (5) directors to hold office for three (3) years and two (2) directors to hold office for one (1) year;

  The approval of the Engineered Support Systems, Inc. 2003 Stock Option Plan and the allocation of 350,000 shares of Engineered Support Systems, Inc. common stock to the plan;

  The approval of the Engineered Support Systems, Inc. 2003 Non-Executive Stock Option Plan and the allocation of 350,000 shares of Engineered Support Systems, Inc. common stock to the plan; and,

  To transact such other business, if any, as lawfully may be brought before the meeting or any adjournment thereof.

      A proxy statement, proxy and a copy of the Company’s Annual Report for the year ended October 31, 2002 accompany this Notice of the Annual Meeting of the Shareholders.

      We encourage all shareholders to attend the 2003 Annual Meeting at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121. For security purposes, if you plan to attend, you must notify the Secretary of the Company of your intent to do so by Friday, February 28, 2003.

ENGINEERED SUPPORT SYSTEMS, INC.

Michael F. Shanahan, Sr. Chairman and Chief Executive Officer

David D. Mattern
Secretary and General Counsel

      Even if you plan to attend the meeting, please execute the enclosed proxy and mail it promptly. A return envelope, which does not require postage if mailed in the United States, is enclosed for your convenience. The proxy should be returned by February 28, 2003 in the enclosed envelope to ensure that your vote is counted at the 2003 Annual Meeting.

ENGINEERED SUPPORT SYSTEMS, INC.
201 Evans Lane
St. Louis, Missouri 63121

PROXY STATEMENT
for the
ANNUAL MEETING OF THE SHAREHOLDERS
to be held on March 4, 2003

      This proxy statement, which is being mailed to shareholders on, or about, February 1, 2003, is provided in conjunction with the solicitation of proxies by the Board of Directors of Engineered Support Systems, Inc. (‘‘ESSI’’ or ‘‘Company’’) for use at the 2003 Annual Meeting of the Shareholders of the Company to be held on March 4, 2003 at 10:00 a.m. local time at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121. The Notice of Meeting, the proxy and the Annual Report for the year ended October 31, 2002 are enclosed in this package. The proxy should be returned by February 28, 2003 in the enclosed self-addressed, postage prepaid, envelope. For security purposes, if you plan to attend the 2003 Annual Meeting, you must notify the Secretary of the Company of your intent to do so by Friday, February 28, 2003.

PROXY

      The accompanying proxy is being solicited on behalf of the Board of Directors of the Company to be used at the 2003 Annual Meeting of the Shareholders.

      The shares represented by each executed proxy will be voted at the meeting in accordance with the instructions contained in the proxy. In the event the Company receives an executed proxy that contains no instructions, the proxy shall be voted in accordance with the Board of Directors’ recommendations as follows:

  ‘‘FOR’’ the election of five (5) directors to hold office for three (3) years and two (2) directors to hold office for one (1) year;

  ‘‘FOR’’ the approval of the 2003 Stock Option Plan and the allocation of 350,000 shares of Engineered Support Systems, Inc. common stock to the plan;

  ‘‘FOR’’ the approval of the 2003 Non-Executive Stock Option Plan and the allocation of 350,000 shares of Engineered Support Systems, Inc. common stock to the plan; and,

  At the discretion of those individuals named in the enclosed proxy, on any other matter that may lawfully be brought before the meeting or any adjournment thereof.

      The Company will pay the reasonable expenses associated with its solicitation of the proxies for the meeting. These expenses include the cost of preparing, assembling and mailing the Notice of the Annual Meeting of the Shareholders, the proxy, the proxy statement and the return envelopes, as well as the cost of handling and tabulating the number of proxies received, and the reasonable fees which brokerage houses, other institutions, nominees or fiduciaries customarily charge to forward the aforementioned material to the beneficial owners.

RIGHT OF REVOCATION

      Any shareholder executing a proxy for the meeting may revoke the proxy by written notice of revocation delivered or mailed to, and received by, the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121 prior to the time the proxy is voted.

VOTING RIGHTS

      The shareholders of record at the close of business on January 17, 2003 are entitled to vote at the 2003 Annual Meeting of the Shareholders. Proxies properly executed by the Company’s shareholders of record on January 17, 2003 will be voted as specified on the proxy and will be voted on all business to be voted upon at the Annual Meeting of the Shareholders and any adjournment thereof. Generally, each share is entitled to one vote. However, in the election of directors, each shareholder has the right to cast as many total cumulative votes that equals the number of shares held by that shareholder multiplied by the number of directors to be elected. Each shareholder may also cast the whole number of votes for one nominee or distribute them among some or all nominees. If authority is withheld to vote for an individual nominee on the proxy, the total cumulative votes will be allocated equally among the remaining nominees. As of January 17, 2003, there were 16,007,011 shares of common stock outstanding and entitled to vote.

VOTE REQUIRED

      A quorum is required for the transaction of business at the Annual Meeting. A majority of the issued and outstanding shares entitled to vote at the Annual Meeting will constitute a quorum. Shares represented by properly executed proxies, including proxies which direct that the shares be voted to abstain or withhold a vote on a matter, will be counted for purposes of determining whether a quorum exists. Broker non-votes will be counted for purposes of determining whether a quorum exists only if such shares are voted on a matter presented at the meeting. A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Every decision of a majority of such quorum shall be valid as a corporate act unless a larger vote is required under the Statutes of Missouri.

      At all elections of directors of the Company, each shareholder shall have the right to cast as many votes in the aggregate as shall equal the number of voting shares so held by him or her in the Company, multiplied by the number of directors to be elected at such election; and each shareholder may cast the whole number of votes either in person or by proxy for one nominee or distribute them among two or more nominees.

BENEFICIAL OWNERSHIP OF COMMON STOCK OF THE COMPANY

      The table below sets forth the number of shares of common stock (the only class of outstanding securities of the Company) known by the Company to be beneficially owned by each five percent (5%) shareholder as of January 17, 2003.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Percentage of Shares Outstanding(1)
Neuberger Berman, Inc.	1,660,920(2)	10.3%
605 Third Avenue New York, NY 10158

(1)	For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding, as of January 17, 2003.
(2)	The information provided herein is based on a Schedule 13G, dated June 1, 2002, filed jointly by Neuberger Berman, Inc., Neuberger Berman, LLC, Neuberger Berman Management, Inc. and Neuberger Berman Genesis Fund. The filing parties reported sole voting power with respect to 113,850 shares, shared voting power with respect to 1,116,450 shares and shared dispositive power with respect to 1,660,920 shares reported as beneficially owned. Neuberger Berman Genesis Fund reported shared voting and dispositive power with respect to 1,009,950 shares reported as beneficially owned.

      The following table sets forth the number of shares of common stock beneficially owned by (a) each director, (b) each nominee for director, (c) each executive officer named in the Summary Compensation Table, and (d) all directors and executive officers as a group as of January 17, 2003:

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)(2)	Percentage of Shares Outstanding(3)
Michael F. Shanahan, Sr.	1,122,611	6.7%

Gerald A. Potthoff	538,817	3.3%

Gary C. Gerhardt	643,573	3.9%

Ronald W. Davis	278,683	1.7%

Larry K. Brewer	15,000	(4)

Timothy B. Fleischer	97,638	(4)

William H. T. Bush	33,750	(4)

General Michael P.C. Carns	28,823	(4)
U.S. Air Force, Retired

Gerald E. Daniels	0	(4)

MG George E. Friel	4,522	(4)
U.S. Army, Retired

Thomas J. Guilfoil	79,394	(4)

S. Lee Kling	52,879	(4)

LTG Kenneth E. Lewi	42,069	(4)
U.S. Army, Retired

General Charles T. Robertson, Jr.	5,625	(4)
U.S. Air Force, Retired

General Crosbie E. Saint	9,375	(4)
U.S. Army, Retired

Michael F. Shanahan, Jr.	51,094	(4)

Earl W. Wims, Ph.D.	21,093	(4)

All directors and executive officers as a group (32 persons)	3,325,422	17.9%

(1)	Except as otherwise noted, each individual has sole voting and investment power with respect to shares listed above.
(2)	Totals include the following shares subject to stock options owned that are either presently exercisable or exercisable within 60 days of January 17, 2003: Mr. Shanahan, Sr. (710,625), Mr. Potthoff (496,125), Mr. Gerhardt (581,251), Mr. Davis (275,625), Mr. Brewer (15,000), Mr. Fleischer (37,500), Mr. Bush (28,125), Mr. Carns (28,125), Mr. Friel (3,750), Mr. Guilfoil (3,750), Mr. Kling (28,125), Mr. Lewi (12,000), Mr. Robertson, Jr. (5,625), Mr. Saint (9,375), Mr. Shanahan, Jr. (3,750), Mr. Wims (11,250) and all directors and executive officers as a group (2,530,500).
(3)	For purposes of this table, the calculation of the Percentage of Shares Outstanding is based on the number of shares of common stock outstanding as of January 17, 2003, as increased by the assumed exercise of all options owned by the Beneficial Owner indicated.
(4)	The Percentage of Shares Outstanding is less than one percent.

PROPOSAL ONE

ELECTION OF DIRECTORS

      The by-laws of the Company provide for staggered terms for the Directors. The election of the Directors for staggered terms maintains management continuity and discourages undesirable mergers, tender offers, proxy contests and the ill-favored exertion of control by a large block of common stock.

      The nominees, Michael F. Shanahan, Sr., General Michael P.C. Carns (U.S. Air Force, Retired), Timothy B. Fleischer, LTG Kenneth E. Lewi (U.S. Army, Retired), Michael F. Shanahan, Jr., Ronald W. Davis and Gerald E. Daniels are each proposed to be elected at the Annual Meeting of the Shareholders on March 4, 2003. Michael F. Shanahan, Sr., General Michael P.C. Carns (U.S. Army, Retired), Timothy B. Fleischer, LTG

Kenneth E. Lewi (U.S. Army, Retired) and Michael F. Shanahan, Jr. are each proposed to be elected for a three (3) year term that will expire in March 2006. Ronald W. Davis and Gerald E. Daniels are each proposed to be elected for a one (1) year term that will expire in March 2004. The shares of common stock represented by properly executed proxies will be voted in accordance with the instructions contained in the proxy or, if no instructions are given, for each of the nominees. All nominees have consented to be named and to ser e, if elected. If any nominee is unable to serve (which management has no reason to expect), the individuals named in the proxy intend to vote for the balance of those named and for a substitute nominee, if management recommends a vote for the substitute nominee.

      THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE ‘‘FOR’’ THE SEVEN (7) NOMINEES TO THE BOARD.

      The following table sets forth, for each director and nominee, his principal occupation, the year in which his current term ends, the year in which he was first elected as a director and his age.

Name and Principal Occupation or Employment(1)	Current Term Ends	First Elected	Age
Michael F. Shanahan, Sr.	March	December	63
Chairman and Chief Executive Officer	2003	1983
Gerald A. Potthoff	March	October	62
President and Chief Operating Officer	2005	1999
Gary C. Gerhardt	March	March	57
Vice Chairman—Administration and Chief Financial Officer	2005	1998
Ronald W. Davis			56
President, Business Development
Timothy B. Fleischer(2)	March	July	43
Group President	2003	2002
William H.T. Bush	March	March	64
Chairman	2004	2000
Bush O’Donnell Smith Capital Services, L.L.C.
General Michael P.C. Carns	March	March	65
U.S. Air Force, Retired	2003	2000
Gerald E. Daniels			57
Senior Vice President
The Boeing Company
MG George E. Friel	March	September	60
U.S. Army, Retired	2005	1998
Thomas J. Guilfoil	March	March	83
Attorney at Law	2005	1993
Guilfoil, Petzall & Shoemake
S. Lee Kling	March	March	74
Chairman	2004	2000
Kling Rechter & Company
LTG Kenneth E. Lewi	March	March	72
U.S. Army, Retired	2003	1992
General Charles T. Robertson, Jr.	March	December	56
U.S. Air Force, Retired	2005	2001
Vice President, Business Development Aerospace Support
The Boeing Company
General Crosbie E. Saint	March	August	66
U.S. Army, Retired	2004	2000
Michael F. Shanahan, Jr.	March	December	36
Executive Vice President	2003	1994
Lockton Companies
Earl W. Wims, Ph.D.	March	March	63
Chairman	2004	1992
Marketing Horizons, Inc.

(1)	Michael F. Shanahan, Jr. is the son of Michael F. Shanahan, Sr. and the son-in-law of Earl W. Wims. There are no other family relationships between any of the directors or executive officers.
(2)	Timothy B. Fleischer was appointed to the Board effective July 18, 2002.

      Michael F. Shanahan, Sr. was elected Chairman of the Board of the Company in July 1987. He has served as Chief Executive Officer of the Company since 1985. Mr. Shanahan is also on the Board of Directors of Falcon Products, Inc.

      Gerald A. Potthoff was named President and Chief Operating Officer of the Company in October 1999. Prior thereto, Mr. Potthoff served as President of Systems & Electronics Inc. from October 1991 to July 2000.

      Gary C. Gerhardt was named Vice Chairman—Administration of the Company in October 1999 and prior thereto served as Executive Vice President since December 1994. He has been Chief Financial Officer of the Company since October 1993.

      Ronald W. Davis has been President, Business Development since October 2002. Prior thereto, he served as Vice President—Planning & Development since December 1999. Prior thereto, he served as Vice President—Marketing for the Company since April 1999 and for Engineered Air Systems, Inc. since 1990.

      Timothy B. Fleischer has been Group President since November 2002. Prior thereto, he was President of Radian, Inc. since 1994.

      William H.T. Bush has been Chairman of the investment firm Bush O’Donnell Smith Capital Services, L.L.C. since 1986. Previously, he was President and Chief Executive Officer of Boatmen’s National Bank of St. Louis. Mr. Bush is also on the Board of Directors of DT Industries, Inc. and WellPoint Heathcare Networks, Inc.

      General Michael P.C. Carns (U.S. Air Force, Retired) served in the United States Air Force for 35 years until his retirement in 1994. From May 1991 until his retirement, General Carns served as Vice Chief of Staff, Headquarters U.S. Air Force. Prior thereto, he served as director of the Joint Staff since September 1989. He is also on the Board of Directors of Rockwell Collins, Inc. and Mykrolis Corporation.

      Gerald E. Daniels has been Senior Vice President of The Boeing Company, a designer and manufacturer of commercial airplanes, military aircraft and missile systems, and space and communications systems, since May 2000. In addition, he has been President since May 2000 and Chief Executive Officer since March 2001 of Boeing Military Aircraft and Missile Systems. Prior thereto, he was Vice President and General Manager of Boeing’s U.S. Navy and Marine Corps Programs for Military Aircraft and Missile Systems since August 1997.

      MG George E. Friel (U.S. Army, Retired) served in the United States Army for 38 years until his retirement in 1998. In the six years preceding his retirement, Major General Friel headed the U.S. Army Chemical and Biological Defense Command. He is also on the Board of Directors of Quick-Med Technologies, Inc.

      Thomas J. Guilfoil is the Senior and Founding Partner of the St. Louis law firm, Guilfoil, Petzall & Shoemake. Mr. Guilfoil’s distinguished legal career of over 50 years began in St. Louis in 1941. Mr. Guilfoil also serves as Vice Chairman of the Arizona Football Cardinals.

      S. Lee Kling has been Chairman of Kling Rechter & Company, a merchant banking company, since 1991. Previously, he was Chairman of Landmark Bancshares Corp., a bank holding company. Mr. Kling is also on the Board of Directors of Bernard Chaus, Inc., Electro Rent Corporation, Falcon Products, Inc., Kupper Parker Communications, Inc. and National Beverage Corporation.

      LTG Kenneth E. Lewi (U.S. Army, Retired) served in the United States Army for 34 years until his retirement in 1989. His career in the U.S. Army centered primarily on providing logistical support to U.S. armed forces.

      General Charles T. Robertson, Jr. (U.S. Air Force, Retired) has been Vice President, Business Development Aerospace Support of The Boeing Company since April 2002. Prior thereto, he served in the United States Air Force for 33 years until his retirement in 2001. General Robertson served as Commander in Chief, U.S. Transportation Command, and Commander, Air Mobility Command, Scott Air Force Base, since 1998. Prior thereto he served as Commander, 15th Air Force, Travis Air Force Base, since 1996.

      General Crosbie E. Saint (U.S. Army, Retired) served in the United States Army for 33 years until his retirement in 1992. In the four years preceding his retirement, General Saint served as Commander in Chief, United States Army, Europe and Seventh Army; Commander, Central Army Group (NATO).

      Michael F. Shanahan, Jr. has been Executive Vice President of Lockton Companies, an insurance concern, since November 2000. Prior thereto, he was a Producer for Lockton Companies since October 1994.

      Earl W. Wims, Ph.D., has been Chairman of Marketing Horizons, Inc., a marketing research and consulting firm, since 1986. Dr. Wims is nationally recognized for his work in market strategy and focus.

DIRECTOR MEETINGS AND COMMITTEES

      During the fiscal year ended October 31, 2002, the Board of Directors of the Company met four (4) times. The Board has four committees: Executive, Compensation, Audit and Nominating.

      The Executive Committee for fiscal year 2002 consisted of Michael F. Shanahan, Sr., Gerald A. Potthoff, Gary C. Gerhardt and Michael F. Shanahan, Jr. The principal function of the Executive Committee is to execute all the authority and power of the full Board of Directors in the management and operation of the Company and to act on behalf of the Board between regular meetings of the Board of Directors. The Executive Committee met on several occasions, as needed, throughout the course of fiscal year 2002.

      The Audit Committee for fiscal year 2002 consisted of William H.T. Bush, General Michael P.C. Carns, MG George E. Friel and S. Lee Kling, all of whom are considered independent under the listing standards of the National Association of Securities Dealers. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors. The function of the Audit Committee is to: review, from time to time, the financial statements of the Company; meet, together and separately, with management of the Company and its independent accountants to discuss the financial statements and general accounting policies of the Company; and, review the management letter issued by the independent accountants and the Company’s responses thereto. The Audit Committee met three (3) times during fiscal year 2002.

      The Compensation Committee for fiscal year 2002 consisted of Thomas J. Guilfoil, LTG Kenneth E. Lewi, Michael F. Shanahan, Jr. and Earl W. Wims. The purpose of the Compensation Committee is to review and approve the compensation policies and arrangements of the Company and its subsidiaries, as well as to administer the Company’s stock option and purchase plans. Members of the Compensation Committee are restricted from voting on matters that affect them. The Compensation Committee met twice during fiscal year 2002.

      The Nominating Committee for fiscal year 2002 consisted of Thomas J. Guilfoil, General Charles T. Robertson, Jr. and Earl W. Wims. The purpose of the Nominating Committee is to identify, evaluate and select potential director nominees. The Nominating Committee will consider nominees recommended by shareholders. Any shareholder wishing to nominate a candidate for director at a shareholders’ meeting must provide advance notice as described under ‘‘Shareholder Proposals for the Next Annual Meeting’’ and furnish certain information about the proposed nominee. The Nominating Committee met once during fiscal 2002.

DIRECTORS FEES

      Directors who are not full-time employees of the Company are paid $1,000 for each meeting of the Board and $500 for each meeting of the committee(s) on which they serve. They are also paid $2,800 per month during their term. (This monthly director fee was $300 prior to August 1, 2002.) Non-employee directors are reimbursed for expenses incurred in attending meetings.

      Non-employee directors also receive annual stock option awards in accordance with the Engineered Support Systems, Inc. 2002 Stock Option Plan for Non-Employee Directors. On March 5, 2002, Mssrs. Bush, Carns, Friel, Guilfoil, Kling, Lewi, Saint, Wims and Shanahan, Jr. each received an option to acquire 3,750 shares, and Mr. Robertson received an option to acquire 5,625 shares, of Engineered Support Systems, Inc. common stock at an exercise price of $28.42 per share. (Both the option shares and exercise price have been adjusted to reflect the three-for-two stock split effected by the Company on October 31, 2002.)

      All consulting agreements with directors who are not full-time employees of the Company were terminated as of August 1, 2002. Prior thereto, non-employee directors received consulting fees during fiscal 2002 as follows: Mssrs. Bush, Carns, Kling, Robertson and Saint received $2,500 per month; Mr. Friel received $2,000 per month; Mr. Lewi received $2,200 per month; and, Mr. Shanahan, Jr. received $4,500 per month.

RELATED PARTY TRANSACTIONS

      Bush O’Donnell Smith Capital Services, L.L.C. (‘‘Bush O’Donnell’’) provided investment advisory services to the Company in connection with the acquisition of Radian, Inc. in fiscal 2002. The Company paid Bush O’Donnell $125,000 in connection with these services. William H.T. Bush, a director of the Company, is the Chairman of Bush O’Donnell.

      Portal Dynamics Incorporated (‘‘Portal’’) provided various services to the Company in fiscal 2002 which included maintaining, securing and monitoring the Company’s ESSIbuy.com website. The Company paid Portal $400,000 in connection with these services. During fiscal 2002, Portal paid the Company $56,000 for various administrative services and $68,000 for leased facilities. Timothy B. Fleischer, a director and Group President of the Company, is the majority shareholder of Portal.

      Lockton Companies (‘‘Lockton’’) served as agent on substantially all of the Company’s insurance policies in fiscal 2002. Total commissions earned by Lockton on insurance premiums paid by the Company in fiscal 2002 were $450,000. Michael F. Shanahan, Jr. is the Executive Vice President of Lockton, a director of the Company and the son of Michael F. Shanahan, Sr., Chairman of the Board and Chief Executive Officer of the Company.

      The Company paid David D. Mattern $352,000 in fees during fiscal 2002 for his services as Secretary and General Counsel of the Company. David D. Mattern is the son-in-law of Michael F. Shanahan, Sr., Chairman of the Board and Chief Executive Officer of the Company.

REPORT OF THE AUDIT COMMITTEE

      The following report is provided by the Audit Committee. The Committee oversees and monitors the Company’s financial reporting process on behalf of the Board of Directors. The Committee, which consists entirely of non-employee directors, met three (3) times in fiscal year 2002.

      The Audit Committee has reviewed and discussed the audited financial statements with management; discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; and, received from the independent accountants disclosures regarding their independence required by Independence Standards Board Standard No. 1, as currently in effect, and discussed with the independent accountants their independence. Based on the review and discussions noted above, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended October 31, 2002 for filing with the Securities and Exchange Commission.

                                                                                    The Audit Committee

                                                                                    S. Lee Kling, Chairman
                                                                                    William H. T. Bush
                                                                                    General Michael P. C. Carns
                                                                                    MG George E. Friel

REPORT OF THE COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION

      The following report is provided by the Compensation Committee. The Committee supervises the Company’s Executive Compensation Program (‘‘Program’’) and is directly responsible for compensation actions affecting the Chairman and Chief Executive Officer and other executive officers of the Company and its subsidiaries. The Committee, which consists entirely of non-employee directors, met twice in fiscal year 2002.

The Executive Compensation Philosophy

      The Program is designed and managed to link executive compensation to four basic objectives: Company performance, shareholder return, individual performance and competitive position. With respect to competitive position, the Program is designed to pay competitive compensation so the Company is able to attract and retain highly qualified executives. In determining competitive compensation practices, the Committee frequently utilizes information about other relevant companies’ compensation levels, as well as information from qualified compensation consultants.

      The Program uses overall Company performance in determining compensation levels and compensation changes. The Committee considers the Company’s overall performance in meeting both short-term and long-term objectives and considers the Company’s operating achievements in typical performance measures such as earnings, cash management and contract backlog. The Committee also considers the Company’s progress towards long-term strategic objectives that cannot be easily quantified.

      The Program also links the interests of the Company’s executives with the interests of its shareholders. This is accomplished by allocating a portion of executive compensation to performance-based equity compensation.

The Executive Compensation Program

      The Program consists of three basic elements: base salary, incentive bonus compensation and performance-based equity compensation. Base salaries are reviewed annually. Salary changes reflect overall Company performance, pay competitiveness and individual performance.

      A substantial portion of each executive’s annual cash compensation is tied to the Company’s performance through incentive bonus compensation. The goals of this element of compensation are to focus the attention of executives on profits, continued growth, increased efficiency and teamwork, as well as to improve the Company’s ability to attract and retain outstanding executive talent.

      The Committee determines the annual incentive bonus payment for each executive at the end of each fiscal year based on the Company’s performance in important areas such as earnings, contract backlog and cash management. The Committee also considers the executive’s individual contribution to the Company’s performance and the executives contributions to the Company’s progress towards long-term strategic objectives. Certain executives do receive minimum bonus payments.

      To ensure that management’s interests are directly tied to shareholder return, a substantial portion of an executive’s total compensation is equity compensation. To place emphasis on shareholder return, the Company, pursuant to shareholder approval, has adopted various Stock Option Plans (‘‘Option Plans’’). As of October 31, 2002, there were 3,313,558 shares reserved for issuance upon the exercise of outstanding options or future issuance under the Option Plans. All options granted to date have been awarded at an exercise price equal to the fair market value of the stock on the date of the award. The Option Plans are administered by the Compensation Committee and option awards are made subjectively based upon the evaluations of the executive’s past and anticipated contribution to the Company’s performance.

Fiscal Year 2002 Executive Officer Compensation

      In determining the fiscal year 2002 performance compensation payments for the Chairman and Chief Executive Officer and the other executive officers, the Committee considered the Company’s operating performance and return to shareholders. Fiscal year 2002 net revenues from continuing operations, net income from continuing operations and book value increased 12%, 51% and 23%, respectively, over fiscal year 2001. Share price increased 61% from $22.81 per share on December 31, 2001, as adjusted for the three-for-two stock split effected by the Company on October 31, 2002, to $36.66 per share on December 31, 2002. The Committee also considered each executive’s contribution to the Company’s performance.

      Based on the subjective evaluation of the above factors, the Committee approved the base annual salary of $900,000 and an incentive bonus payment of $714,000 for the Company’s Chairman and Chief Executive Officer. Based on the subjective evaluation of the above factors, the Committee also approved the base annual salary of $320,000 and an incentive bonus payment of $250,000 for the President and Chief Operating Officer; the base annual salary of $280,000 and an incentive bonus payment of $200,000 for the Vice Chairman—Administration and Chief Financial Officer; the base annual salary of $200,000 and an incentive bonus payment of $175,000 for the President, Business Development; and, the base annual salary of $158,000 and an incentive bonus payment of $61,100 for the Senior Vice President—Business Development. The Committee also awarded options for 860,625, 350,625, 275,625, 275,625 and 15,000 shares under the Option Plan s to Mr. Shanahan, Mr. Potthoff, Mr. Gerhardt, Mr. Davis and Mr. Brewer, respectively.

      The Company does have employment agreements with its Chairman and Chief Executive Officer and the other executive officers. These employment agreements are discussed in the next section of this proxy statement.

Summary

      Through the design and management of the Executive Compensation Program, as described above, the Committee believes total compensation of the Company’s executives is linked directly to Company performance, individual performance and shareholder return. The Committee will continue to emphasize performance-based and stock-based compensation that is consistent with individual performance and that links management and shareholder interests. We conclude that the Company’s performance and the competitive market warrant the compensation package approved for Mr. Shanahan, Sr. and the other executive officers.

The Compensation Committee LTG Kenneth E. Lewi, Chairman Thomas J. Guilfoil Michael F. Shanahan, Jr. Earl W. Wims

EMPLOYMENT AGREEMENTS

      The Company has employment agreements with certain executive officers. The following represents a summary of the terms and conditions of those agreements with the Chairman and Chief Executive Officer, the President and Chief Operating Officer, the Vice Chairman—Administration and Chief Financial Officer, the President, Business Development and the Senior Vice President—Business Development.

      Chairman of the Board and Chief Executive Officer. The employment agreement with Michael F. Shanahan, Sr. was executed on September 1, 1998 for a term of three (3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. The current base salary under this agreement is $950,000.

      If the agreement is terminated by the Company, for other than cause, Mr. Shanahan is entitled to termination pay equal to twice his total annual compensation (payable in 24 equal monthly payments) for the fiscal year of the Company ending immediately prior to the date of termination. Mr. Shanahan is prohibited from competing with the Company for a period of one year after termination. The employment agreement further provides that he shall be entitled to a bonus in accordance with the terms of the agreement. The employment agreement also provides that the Company will reimburse his expenses associated with performing his duties on behalf of the Company.

      The Company is also a party to split dollar life insurance agreements with Mr. Shanahan. Under these arrangements, the Company will make annual life insurance premium payments for Mr. Shanahan. In return, the Company will be reimbursed for premiums it has paid. As provided for by the insurance policies, the Company can borrow funds against the cash surrender value. Ownership rights are subordinate to the Company’s rights to be reimbursed for the premiums it has paid. Mr. Shanahan’s employment agreement requires the Company to maintain life insurance on Mr. Shanahan during the term of the agreement.

      The employment agreement also provides for deferred compensation to be paid in the event of the retirement, disability or death of Mr. Shanahan. For disability, the benefit is $47,500 per month for a maximum of sixty (60) consecutive months. For retirement or death, the benefit is $47,500 per month for twenty-four (24) months. Although Mr. Shanahan has the right to vote on the authorization of his employment agreement as recommended by the Compensation Committee, he abstained from voting on it as on all other matters pertaining to his compensation.

      President and Chief Operating Officer. The employment agreement with Gerald A. Potthoff was executed on October 1, 1999 for a term of three (3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Potthoff’s employment agreement, Mr. Potthoff is paid a base annual salary of $500,000 and receives an annual incentive bonus payment. Mr. Potthoff has also been granted club memberships and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company also has a split dollar life insurance arrangement with Mr. Potthoff similar to its agreement with Mr. Shanahan. Mr. Potthoff also receives benefits under a Supplemental Executive Retirement Plan.

      Vice Chairman—Administration and Chief Financial Officer. The employment agreement with Gary C. Gerhardt was executed on October 1, 1999 for a term of three (3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Gerhardt’s employment agreement, Mr. Gerhardt is paid a base annual salary of $400,000 and receives an annual incentive bonus payment. Mr. Gerhardt has also been granted club memberships and is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Gerhardt similar to its agreement with Mr. Shanahan.

      President, Business Development. The employment agreement with Ronald W. Davis was executed on October 1, 1999 for a term of three (3) years. Unless terminated by either party upon thirty (30) days prior written notice, or for cause upon seven (7) days notice, the employment agreement continues on a year-to-year basis. Under the terms of Mr. Davis’ employment agreement, Mr. Davis is paid a base annual salary of $350,000 and receives an annual incentive bonus payment. Mr. Davis has also been granted club memberships and he is reimbursed for expenses associated with performing his duties on behalf of the Company. The Company has a split dollar life insurance arrangement with Mr. Davis similar to the agreement with Mr. Shanahan.

      Senior Vice President—Business Development. The employment agreement with Larry K. Brewer was executed on June 1, 2001 for a term of two (2) years. Under the terms of Mr. Brewer’s employment agreement, Mr. Brewer is paid a base annual salary of $165,000 and receives an annual incentive bonus payment. Mr. Brewer has also been granted a club membership and he is reimbursed for expenses associated with performing his duties on behalf of the Company.

EXECUTIVE COMPENSATION

      The following table sets forth the compensation for the last three fiscal years for the Company’s Chairman and Chief Executive Officer and the four next most highly compensated executive officers for the fiscal year ended October 31, 2002:

Summary Compensation Table

		Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Securities Underlying Options(1)	All Other Compensation
Michael F. Shanahan, Sr.	2002	$900,000	$714,000	860,625	$233,600	(2)
Chairman and Chief	2001	$720,000	$700,000	967,500	$157,300
Executive Officer	2000	$550,000	$538,000	562,500	$105,100

Gerald A. Potthoff	2002	$320,000	$250,000	350,625	$62,900	(3)
President and Chief	2001	$300,000	$160,000	105,000	$61,300
Operating Officer	2000	$275,000	$125,000	187,500	$59,200

Gary C. Gerhardt	2002	$280,000	$200,000	275,625	$15,000	(4)
Vice Chairman—	2001	$255,000	$140,000	90,000	$14,700
Administration and Chief	2000	$230,000	$115,000	131,250	$14,700
Financial Officer

Ronald W. Davis	2002	$200,000	$175,000	275,625	$14,900	(5)
President, Business	2001	$177,500	$100,000	90,000	$14,700
Development	2000	$150,000	$75,000	103,125	$12,500

Larry K. Brewer	2002	$158,000	$61,100	15,000	$2,200	(6)
Senior Vice President—	2001	$144,400	$74,500	15,000	$1,700
Business Development	2000	$127,300	$58,500	18,750	$1,200

(1)	All option amounts have been restated to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2002.
(2)	This amount includes $206,700 accrued pursuant to Mr. Shanahan’s employment agreement which provides for deferred compensation to be paid in the event of retirement, disability, or death; $15,400 pursuant to the benefit of life insurance premiums paid by the Company on Mr. Shanahan’s behalf; and, $11,500 of common stock contributed through the Engineered Support Systems, Inc. Employee Stock Ownership Plan.
(3)	This amount includes $56,000 accrued pursuant to Mr. Potthoff’s employment agreement in connection with a Supplemental Executive Retirement Plan and $6,900 of life insurance premiums paid by the Company on Mr. Potthoff’s behalf.
(4)	This amount includes $3,500 of life insurance premiums paid by the Company on Mr. Gerhardt’s behalf and $11,500 of common stock contributed to Mr. Gerhardt through the Engineered Support Systems, Inc. Employee Stock Ownership Plan.
(5)	This amount includes $3,400 of life insurance premiums paid by the Company on Mr. Davis’ behalf and $11,500 of company stock contributed to Mr. Davis through the Engineered Support Systems, Inc. Employee Stock Ownership Plan.
(6)	This amount represents the amount of life insurance premiums paid by the Company on Mr. Brewer’s behalf.

Option Grants in Last Fiscal Year

      The following table sets forth information concerning stock option grants made during the fiscal year ended October 31, 2002 to the individuals named in the Summary Compensation Table.

					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
Name	Options Granted(1)	Percent of Total Options Granted in Fiscal Year	Exercise Price per Share(1)	Expiration Date	5% Assumed Rate	10% Assumed Rate
Michael F. Shanahan, Sr.	860,625	36.2%	$28.60	7/23/07	$6,799,000	$15,027,000

Gerald A. Potthoff	350,625	14.8%	$28.60	7/23/07	$2,770,000	$6,122,000

Gary C. Gerhardt	275,625	11.6%	$28.60	7/23/07	$2,177,000	$4,812,000

Ronald W. Davis	275,625	11.6%	$28.60	7/23/07	$2,177,000	$4,812,000

Larry K. Brewer	15,000	0.6%	$28.60	7/23/07	$119,000	$262,000

(1)	All option amounts and exercise prices have been adjusted to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2002.
(2)	The indicated 5% and 10% rates of appreciation are provided to comply with Securities and Exchange Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the common stock price. Actual gains, if any, on stock option exercises and common stock holdings will be dependent on, among other things, the future performance of the common stock and overall marker conditions. There can be no assurance that the amounts reflected above will be achieved. Additionally, these values do not take into consideration the option provision providing for nontransferability.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

      The following table sets forth information concerning the number of exercisable and unexercisable stock options at October 31, 2002 held by the individuals named in the Summary Compensation Table.

Name	Number of Shares Acquired on Exercise	Value Realized	Number of Options at 10/31/02 Exercisable/ Unexercisable(1)	Value of Unexercised Options at 10/31/02 Exercisable/ Unexercisable
Michael F. Shanahan, Sr.	0	$0	860,625/0	$28,073,600/$0

Gerald A. Potthoff	37,500	$906,400	496,125/0	$16,183,600/$0

Gary C. Gerhardt	0	$0	581,251/0	$18,960,400/$0

Ronald W. Davis	90,000	$1,855,500	275,625/0	$8,990,900/$0

Larry K. Brewer	0	$0	15,000/0	$489,300/$0

(1)	All option amounts have been adjusted to reflect a 3-for-2 stock split effected in the form of a 50% stock dividend on October 31, 2002.

EQUITY COMPENSATION PLAN INFORMATION

      The following table provides information as of October 31, 2002 with respect to the shares of common stock that may be issued under the Company’s existing equity compensation plans:

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options (a)	Weighted-Average Exercise Price of Outstanding Options (b)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by shareholders	2,585,122	$23.94	278,436

Equity compensation plans not approved by shareholders	415,628	$30.19	34,373

Total	3,000,750	$24.80	312,909

(1)	All shares and per share amounts have been restated to reflect a three-for-two stock split effected by the Company on October 31, 2002.

PERFORMANCE GRAPH

      The following graph compares the annual percentage change in the Company’s cumulative total shareholder return on its common stock with (1) the cumulative total return on the Standard and Poor’s 500 composite index (‘‘S&P 500’’) and with (2) the cumulative total return of the Standard and Poor’s Aerospace & Defense index (‘‘S&P Aerospace & Defense’’) for the period October 31, 1997 through October 31, 2002.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG ENGINEERED SUPPORT SYSTEMS, INC., THE S & P 500 INDEX
AND THE S & P AEROSPACE & DEFENSE INDEX

*Assumes $100 invested on October 31, 1997 and assumes the reinvestment of dividends.

PROPOSAL TWO

 APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC.
2003 STOCK OPTION PLAN AND ALLOCATION OF 350,000 SHARES
OF COMMON STOCK TO THE PLAN

      The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2003 Stock Option Plan for officers, key employees and consultants of the Company, and the allocation of 350,000 shares of Engineered Support Systems, Inc. common stock to the plan which, if approved, the Company proposes to implement after March 4, 2003. The purpose of the plan is to motivate officers, key employees and consultants by creating an incentive for them to remain in the employ of the Company and to work for the achievement of the Company’s strategic objectives. To accomplish this purpose, the Compensation Committee may award nonstatutory stock options of the Company’s common stock to eligible officers, key employees and consultants as earned by their performance.

      The complete text of the plan is attached as Appendix A to this proxy statement. The following summary of certain provisions of the plan is qualified by reference to the text of the plan.

      The Compensation Committee shall administer the plan and, in connection therewith, shall have full power to grant awards, construe and interpret the plan, establish rules and regulations and perform all other acts deemed reasonable and proper to administer the plan, subject to the provisions of the plan.

      The options shall be granted at the fair market value of the common stock on the date awarded. The closing price of the common stock as of January 17, 2003 was $37.62 per share. The options expire five (5) years from the date of grant, unless terminated sooner due to the termination of service or death of the optionee. In case of death, the estate of the deceased will have the right for six (6) months after the date of death to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. For federal income tax purposes, no income will be realized by a participant in the plan upon the grant of an option, and the Company will not be entitled to a deduction at that time. Upon the exercise of the option, the excess of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally wi ll be entitled to a deduction equal to the excess amount in the year of exercise.

      THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE ‘‘FOR’’ THE APPROVAL OF THE ENGINEERED SUPPORT SYSTEMS, INC. 2003 STOCK OPTION PLAN.

PROPOSAL THREE
APPROVAL OF ENGINEERED SUPPORT SYSTEMS, INC.
2003 NON-EXECUTIVE STOCK OPTION PLAN AND ALLOCATION OF
350,000 SHARES OF COMMON STOCK TO THE PLAN

      The Company is seeking shareholder approval of the Engineered Support Systems, Inc. 2003 Non-Executive Stock Option Plan for key employees and consultants of the Company, and the allocation of 350,000 shares of Engineered Support Systems, Inc. common stock to the plan which, if approved, the Company proposes to implement after March 4, 2003. The purpose of the plan is to motivate key employees and consultants, by creating an incentive for them to remain in the employ of the Company and to work for the achievement of the Company’s strategic objectives. To accomplish this purpose, the Compensation Committee may award nonstatutory stock options of the Company’s common stock to eligible key employees and consultants as earned by their performance.

      The complete text of the plan is attached as Appendix B to this proxy statement. The following summary of certain provisions of the plan is qualified by reference to the text of the plan.

      Any employee or consultant of the Company shall be eligible to participate in the plan, except no ‘‘officer’’ of the Company as that term is defined in Rule 16a-1 of the Securities Exchange Act of 1934, as amended, or director of the Company shall be eligible to participate in the plan. The Compensation Committee shall administer the plan and, in connection therewith, shall have full power to grant awards, construe and interpret the plan, establish rules and regulations and perform all other acts deemed reasonable and proper to administer the plan, subject to the provisions of the plan.

      The options shall be granted at the fair market value of the common stock on the date awarded. The closing price of the common stock as of January 17, 2003 was $37.62 per share. The options expire five (5) years from the date of grant, unless terminated sooner due to the termination of service or death of the optionee. In case of death, the estate of the deceased will have the right for six (6) months after the date of death to exercise the options. The options granted may not be repriced at any time and are not transferable or assignable. For federal income tax purposes, no income will be realized by a participant in the plan upon the grant of an option, and the Company will not be entitled to a deduction at that time. Upon the exercise of the option, the excess of the fair market value of the stock on the date of exercise over the purchase price is ordinary income to the holder as of the date of exercise. The Company generally will be entitled to a deduction equal to the excess amount in the year of exercise.

      THE BOARD RECOMMENDS THE SHAREHOLDERS VOTE ‘‘FOR’’ THE APPROVAL OF THE ENGINEERED SUPPORT SYSTEMS, INC. 2003 NON-EXECUTIVE STOCK OPTION PLAN.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

      PricewaterhouseCoopers LLP, independent certified public accountants, have been the auditors of the accounts of the Company since 1991, including the year ended October 31, 2002. The Company anticipates that representatives of PricewaterhouseCoopers LLP will be present at the 2003 Annual Meeting of the Shareholders and PricewaterhouseCoopers LLP will have the opportunity to make a statement if they so desire at that time. PricewaterhouseCoopers LLP will also be available to respond to appropriate questions raised at the 2003 Annual Meeting of the Shareholders.

      PricewaterhouseCoopers LLP has informed the Company that it does not have any direct financial interest in the Company and that it has not had any direct connection with the Company as either a promoter, an underwriter, a director, an officer or an employee.

      The aggregate fees billed or expected to be billed by PricewaterhouseCoopers LLP for the year ended October 31, 2002 in connection with professional services rendered are as follows:

Audit fees	$215,900

Financial information systems design and implementation fees	0

All other fees:
Internal audit service fees	189,000
Income tax service fees, including tax compliance and consulting fees	105,600
Employee benefit plan audit fees	35,300
Other	2,500

Total of all other fees	332,400

Total	$548,300

      As is customary, accountants for the current fiscal year will, upon the recommendation of the Audit Committee, be appointed by the Board of Directors at their meeting immediately following the Annual Meeting of the Shareholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company’s executive officers and directors, and persons who own more than ten percent of the Company’s outstanding stock, file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of the Company, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended October 31, 2002, except that each of Mssrs. Carns, Fleischer and Robertson filed a late Form 5, ‘‘Annual Statement of Changes in Beneficial Ownership’’.

SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

      Shareholder proposals for the 2004 Annual Meeting of the Shareholders must be received by the Company no later than October 31, 2003 for inclusion in the Company’s proxy statement and proxy for that meeting. Shareholder proposals that are not included in the proxy statement may be considered at the 2004 Annual Meeting if such proposals are received by the Company no later than December 15, 2003. All proposals should be submitted to the Company at 201 Evans Lane, St. Louis, MO 63121, Attention: Corporate Secretary.

OTHER MATTERS

      Other than the foregoing, the Board of Directors does not intend to bring any other matter before the meeting and does not know of any matter that anyone else proposes to present for action at the meeting. However, if any other matters properly come before such meeting, the individuals named in the accompanying proxy, or their duly qualified substitutes acting at the meeting, will be deemed authorized to vote or otherwise act in accordance with their judgment on such matters.

By order of the Board of Directors

David D. Mattern, Secretary and General Counsel

Dated: February 1, 2003

      NOTICE: Upon written request from any shareholder of record as of January 17, 2003 (or any beneficial owner representing they are or were entitled to vote at the 2003 Annual Meeting), the Company will furnish to such shareholder, without charge, its Annual Report on Form 10-K for the year ended October 31, 2002, as filed with the Securities and Exchange Commission, including financial statements. The Company may impose a reasonable fee for its expense in connection with providing exhibits referred to in such Form 10-K, if the full text of such exhibits are specifically requested. Requests should be directed to: Investor Relations, Engineered Support Systems, Inc., 201 Evans Lane, St. Louis, MO 63121.

APPENDIX A

ENGINEERED  SUPPORT  SYSTEMS,  INC.

2003  STOCK  OPTION  PLAN

ARTICLE I. GENERAL PROVISIONS

      Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2003 Stock Option Plan (the ‘‘Plan’’) is to enhance the profitability and value of Engineered Support Systems, Inc. (the ‘‘Company’’) and its shareholders by strengthening the Company’s ability to attract, retain and motivate officers, other key employees and consultants of the Company who make important contributions to the success of the Company.

      Section 2. Definitions of Terms as Used in the Plan.

      (a) ‘‘Affiliate’’ means any subsidiary or parent of the Company.

      (b) ‘‘Award’’ means a Stock Option granted under Article II.

      (c)  ‘‘Plan Administrator’’ means the Compensation Committee of the Board of the Company.

      (d) ‘‘Consultant’’ means any natural person who has a written agreement with the Company or any Affiliate to provide consulting services.

      (e) ‘‘Stock’’ means the $.01 par value common stock of Engineered Support Systems, Inc.

      Section 3. Authorization and Reservation. There shall be established a reserve of 350,000 shares of authorized and unissued Stock and/or treasury shares which shall be the total number of shares of Stock that may be issued pursuant to Awards. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

      Section 4. Administration of the Plan. The Compensation Committee, subject to the approval of the Chairman of the Board, shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

      Section 5. Participation in the Plan. Any officer, employee or consultant of the Company shall be eligible to participate in the Plan.

ARTICLE II. STOCK OPTIONS

      Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

      Section 2. Terms and Conditions.

      (a)  Each stock option shall be set forth in a written Notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

      (b)  The purchase price of any shares exercised under any stock option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or Stock, as the Plan Administrator may determine.

      (c)   No stock option may be exercised after the expiration of five (5) years from the date such option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

      (d) The option price of shares subject to any stock option shall be the closing price of the Stock on the date that the stock option is granted. If the stock option is granted on a day that is not a trading day, the option price shall be the closing price of the Stock on the immediately preceding trading day. Stock options may not be repriced at any time.

ARTICLE III. FORFEITURE OF AWARDS

      (a)  The recipient of an Award, in the case of an employee of the Company or any Affiliate, shall forfeit all amounts due or rights not exercised upon the occurrence of any of the following events:

(i)	the recipient is discharged for cause;

(ii)	the recipient voluntarily terminates his employment;

(iii)	the recipient engages in competition with the Company or any Affiliate; or,

(iv)	the recipient engages in any activity or conduct contrary to the best interest of the Company or Affiliate.

      (b)  The recipient of an Award, in the case of a Consultant, shall forfeit all options not exercised upon the cessation of the provision of services to the Company by the Consultant.

      (c)   The Plan Administrator may include in any Award any additional or different conditions of forfeiture it may deem appropriate. The Plan Administrator may also, after taking into account the relevant circumstances, waive any condition of forfeiture stated above or in the Award.

      (d) In the event of forfeiture, the recipient shall lose all rights in and to the Award. This provision, however, shall not be invoked to force any recipient to return any Stock already received or due under an Award at the time of the event of forfeiture.

      (e)  Such determinations as may be necessary for application of this section, including any grant of authority to others to make determinations under this section, shall be at the sole discretion of the Plan Administrator and his determinations shall be conclusive.

ARTICLE IV. DEATH OF OPTIONEE

      Section 1. Death of Optionee. Upon the death of an Award recipient, a stock option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient’s death, but in no event after the expiration of the term of the option, by the recipient’s personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution applicable to the recipient.

ARTICLE V. EXERCISE OF OPTION AND ISSUANCE OF STOCK

      Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price of the Stock. If the holder of the Award exercises his option for less than the total number of shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

ARTICLE VI. OTHER GOVERNING PROVISIONS

      Section 1. Transferability. No Award shall be transferable other than by will or the laws of descent and distribution as set out in Article IV, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or at his death by his legal representative within six (6) months after such date.

      Section 2. Rights as a Shareholder. A recipient of an Award shall have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

      Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to the Plan, or in the shares reserved pursuant to the Plan, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

      Section 4. Limitation as to Service. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an eligible participant has a right to continue as an employee or consultant for any period of time or at any particular rate of compensation.

      Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

      Section 6. Adjustments. Upon any Stock split, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

      Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

      Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

      Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient’s consent; (2) no amendment may withdraw the authority from the Plan Administrator to administer the Plan; (3) no amendment may change the persons who may be eligible; (4) no amendment may change the restrictions in the Plan against the transferability of Awards; and, (5) any material increase in benefits under the Plan must be approved by shareholders.

      Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

ARTICLE VII. EFFECTIVE DATE AND TERM

      This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2008 unless sooner terminated or extended by the Board of Directors. Any balances in the share reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company’s obligations under outstanding Awards and to conclude the administration.

APPENDIX B

ENGINEERED  SUPPORT  SYSTEMS,  INC.
 2003  NON-EXECUTIVE  STOCK  OPTION  PLAN

ARTICLE I. GENERAL PROVISIONS

      Section 1. Purpose of Plan. The purpose of the Engineered Support Systems, Inc. 2003 Non-Executive Stock Option Plan (the ‘‘Plan’’) is to enhance the profitability and value of Engineered Support Systems, Inc. (the ‘‘Company’’) and its shareholders by strengthening the Company’s ability to attract, retain and motivate key employees and consultants of the Company who make important contributions to the success of the Company.

      Section 2. Definitions of Terms as Used in the Plan.

      (a) ‘‘Affiliate’’ means any subsidiary or parent of the Company.

      (b) ‘‘Award’’ means a stock option granted under Article II.

      (c)  ‘‘Plan Administrator’’ means the Compensation Committee of the Board of Directors of the Company.

      (d) ‘‘Consultant’’ means any natural person who has a written agreement with the Company or any Affiliate to provide consulting services.

      (e) ‘‘Stock’’ means the $.01 par value common stock of Engineered Support Systems, Inc.

      Section 3. Authorization and Reservation. There shall be established a reserve of 350,000 shares of authorized and unissued Stock and/or treasury shares which shall be the total number of shares of Stock that may be issued pursuant to Awards. Upon the cancellation or expiration of an Award, all shares of Stock not issued thereunder shall become available for the granting of additional Awards.

      Section 4. Administration of the Plan. The Compensation Committee, subject to the approval of the Chairman of the Board, shall administer the Plan. Subject to the terms of the Plan, the Plan Administrator shall have full power to grant Awards, construe and interpret the Plan, establish rules and regulations and perform all other acts the Plan Administrator believes reasonable and proper, including the power to delegate responsibility to others to assist in administering the Plan.

      Section 5. Participation in the Plan. Any employee or Consultant of the Company or any Affiliate shall be eligible to participate in the Plan, except that no ‘‘officer’’ of the Company as that term is defined in Rule 16a-1 promulgated under the Securities Exchange Act of 1934, as amended, or director of the Company shall be eligible to participate in the Plan.

ARTICLE II. STOCK OPTIONS

      Section 1. Description. All options granted under the Plan shall be nonstatutory options not intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.

      Section 2. Terms and Conditions.

      (a) Each stock option shall be set forth in a written notice containing such terms and conditions as the Plan Administrator may determine, subject to the provisions of the Plan.

      (b) The purchase price of any shares exercised under any stock option must be paid in full upon such exercise. The payment shall be made in such form, which may be in cash or Stock, as the Plan Administrator may determine.

      (c)  No stock option may be exercised after the expiration of five (5) years from the date such option is granted unless such term is extended by the Plan Administrator as evidenced in writing.

      (d) The option price of shares subject to any stock option shall be the closing price of the Stock on the date that the stock option is granted. If the stock option is granted on a day that is not a trading day, the option price shall be the closing price of the Stock on the immediately preceding trading day. Stock options may not be repriced at any time.

ARTICLE III. FORFEITURE OF AWARDS

      (a) The recipient of an Award, in the case of an employee of the Company or any Affiliate, shall forfeit all options not exercised upon the occurrence of any of the following events:

(i)	the recipient is discharged for cause;

(ii)	the recipient voluntarily terminates his employment;

(iii)	the recipient engages in competition with the Company or any Affiliate; or,

(iv)	the recipient engages in any activity or conduct contrary to the best interest of the Company or Affiliate.

      (b) The recipient of an Award, in the case of a Consultant, shall forfeit all options not exercised upon the cessation of the provision of services to the Company by the Consultant.

      (c)  The Plan Administrator may include in any Award any additional or different conditions of forfeiture it may deem appropriate. The Plan Administrator may also, after taking into account the relevant circumstances, waive any condition of forfeiture stated above or in the Award.

      (d) In the event of forfeiture, the recipient shall lose all rights in and to the Award. This provision, however, shall not be invoked to force any recipient to return any Stock already received or due under an Award at the time of the event of forfeiture.

      (e) Such determinations as may be necessary for application of this section, including any grant of authority to others to make determinations under this section, shall be at the sole discretion of the Plan Administrator and his determinations shall be conclusive.

ARTICLE IV. DEATH OF OPTIONEE

      Section 1. Death of Optionee. Upon the death of a recipient of any award, a stock option, to the extent exercisable on the date of his death, may be exercised at any time within six (6) months after the recipient’s death, but in no event after the expiration of the term of the option, by the recipient’s personal representative or the person or persons entitled thereto by will or in accordance with the laws of descent and distribution applicable to the recipient.

ARTICLE V. EXERCISE OF OPTION

      Section 1. Exercise of Option. The holder of an Award shall exercise their right to acquire the Stock pursuant to the Award by written notice to the Secretary of the Company at 201 Evans Lane, St. Louis, Missouri 63121. Written notice shall set forth the number of shares for which the exercise is applicable together with a check for the purchase price of the Stock. If the holder of the Award exercises his option for less than the total number of shares awarded, he will execute such documents as required by the Corporate Secretary for the remaining number of shares subject to the Award.

ARTICLE VI. OTHER GOVERNING PROVISIONS

      Section 1. Transferability. No Award shall be transferable other than by will or the laws of descent and distribution as set out in Article IV, and any right granted under an Award may be exercised during the lifetime of the holder thereof only by him or at his death by his legal representative within six (6) months after such date.

      Section 2. Rights as a Shareholder. A recipient of an Award shall have no rights as a shareholder with respect to any options or shares which may be issued in connection with the Award until the issuance of a stock certificate for such shares, and no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such stock certificate.

      Section 3. General Conditions of Awards. No employee or other person shall have any right with respect to the Plan, or in the shares reserved pursuant to the Plan, or in any Award, contingent or otherwise, until written evidence of the Award shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan applicable to such recipient have been met.

      Section 4. Limitation as to Service. Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan shall constitute or be evidence of any agreement or understanding, express or implied, that an eligible participant has a right to continue as an employee or consultant for any period of time or at any particular rate of compensation.

      Section 5. Acceleration. The Plan Administrator may in its sole discretion accelerate the date of exercise of any Award.

      Section 6. Adjustments. Upon any Stock split, Stock dividend, combination or reclassification of shares of Stock, or consolidation, merger or sale of all or substantially all of the assets of the Company, appropriate adjustments shall be made to the shares reserved under Article I of the Plan and the terms of the outstanding Awards.

      Section 7. Withholding of Taxes. The Company shall deduct from any payment, or otherwise collect from the recipient, any taxes required to be withheld by federal, state or local governments in connection with any Award.

      Section 8. No Warranty of Tax Effect. Except as may be contained in the terms of any Award, no opinion is expressed nor warranties made as to the effect for federal, state, or local tax purposes of any Awards.

      Section 9. Amendment of Plan. The Board of Directors of the Company may from time to time amend, suspend or terminate the Plan, in whole or in part, and if terminated may reinstate any or all of the provisions of the Plan, except that (1) no amendment, suspension or termination may apply to the terms of any Award (contingent or otherwise) granted prior to the effective date of such amendment, suspension or termination without the recipient’s consent; (2) no amendment may withdraw the authority from the Plan Administrator to administer the Plan; (3) no amendment may change the persons who may be eligible; (4) no amendment may change the restrictions in the Plan against the transferability of Awards; and, (5) any material increase in benefits under the Plan must be approved by shareholders.

      Section 10. Construction of Plan. The place of administration of the Plan shall be in the State of Missouri, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws of the State of Missouri.

ARTICLE VII. EFFECTIVE DATE AND TERM

      This Plan shall be effective upon approval by the shareholders of the Company. The Plan shall continue until October 31, 2008 unless sooner terminated or extended by the Board of Directors. Any balances in the share reserve shall be canceled, and no Awards shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company’s obligations under outstanding Awards and to conclude the administration.

PROXY

ENGINEERED SUPPORT SYSTEMS, INC.

Proxy Solicited on Behalf of the Board Of Directors of the Company for Annual Meeting of Shareholders March 4, 2003

The undersigned hereby appoints Michael F. Shanahan, Sr. proxy, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Engineered Support Systems, Inc. to be held at the headquarters of the Company, 201 Evans Lane, St. Louis, Missouri 63121 on Tuesday, March 4, 2003, and at any adjournments thereof, on all matters coming before said meeting.

You are encouraged to specify your choices by marking the appropriate boxes on the REVERSE SIDE. The Proxy cannot vote your shares unless you sign and return this card.

(change of address)

____

____

____

▲ FOLD AND DETACH HERE ▲

You can now access your Engineered Support Systems account online.

Access your Engineered Support Systems, Inc. shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, agent for Engineered Support Systems, Inc., now makes it easy and convenient to get current information on your shareholder account. After a simple, and secure process of establishing a Personal Identification Number (PIN), you are ready to log in and access your account to:

- View account status
- View certificate history
- View book-entry information
- View payment history for dividends
- Make address changes
- Obtain a duplicate 1099 tax form
- Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com and follow the instructions shown on this page.

Step 1: FIRST TIME USERS – Establish a PIN

You must first establish a Personal Identification Number (PIN) online by following the directions provided in the upper right portion of the web screen as follows. You will also need your Social Security Number (SSN) available to establish a PIN.

Investor ServiceDirect® is currently only available for domestic individual and joint accounts.

- SSN
- PIN
- Then click on the **Establish PIN** button

Please be sure to remember your PIN, or maintain it in a secure place for future reference.

Step 2: Log in for Account Access

You are now ready to log in. To access your account please enter your:

- SSN
- PIN
- Then click on the **Submit** button

If you have more than one account, you will now be asked to select the appropriate account.

Step 3: Account Status Screen

You are now ready to access your account information. Click on the appropriate button to view or initiate transactions.

- Certificate History
- Book-Entry Information
- Issue Certificate
- Payment History
- Address Change
- Duplicate 1099

For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time